UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2018

RPX Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35146	26-2990113
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Market Plaza
Suite 1100
San Francisco, CA 94105
(Address of principal executive offices, including zip code)

(866) 779-7641
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition.
On February 21, 2018, RPX Corporation issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2017. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.06 Material Impairment.
On February 21, 2018, RPX Corporation concluded that non-cash impairment losses of $94.1 million will be recorded in the financial information of the three months and fiscal year ended December 31, 2017, $89.0 million of which relates to goodwill in its discovery services segment and the remaining impairment is associated with its cost method investments in its patent risk management segment. RPX Corporation's conclusion on goodwill impairment was made in connection with its annual impairment testing of goodwill for its discovery services business which resulted in the carrying values exceeding the fair values primarily due to (1) decreased expected future cash flows from pricing pressures and competition in the discovery services marketplace as well as significant fluctuations due to the project-based nature of these cash flows, and (2) a decrease in estimated peer company values. No cash expenditures are anticipated as a result of the impairment losses.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by RPX Corporation dated February 21, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPX Corporation

By:	/s/ EMILY T. GAVIN
Emily T. Gavin
General Counsel

Dated: February 21, 2018

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by RPX Corporation dated February 21, 2018